Putnam
Tax-Free
Health Care
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-98

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Although the health-care sector of the municipal bond market has undergone some challenges in recent months, it has also continued to offer some rewarding opportunities. Putnam Tax-Free Health Care Fund was able to take full advantage of these opportunities, thanks to in-depth credit research that enabled the fund's manager, Blake Anderson, to identify attractively priced bonds that were both creditworthy and solid income producers. For the six months ended November 30, 1998, the fund returned 1.94% at net asset value and 10.13% at market price. You can find additional performance information on pages 6 and 7.

* MUNICIPAL BOND PRICES NOW EXCEPTIONALLY ATTRACTIVE

After a turbulent autumn, the municipal bond market has calmed down and even slightly outperformed the Treasury market. Long-term municipal bond yields are approximately the same as the 30-year Treasury bond yield -- exhibiting a remarkable level of cheapness relative to Treasuries.

We arrived at these unprecedented yield ratios after a string of international problems set off stock market volatility and bond market rallies. As foreign investors and hedge fund investors panicked about plummeting stock markets, they began a flight to quality -- selling investments with virtually any element of risk and rushing to the relative safety of U.S. Treasury bonds. This buying drove up the prices of Treasuries while pushing down their yields. Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market didn't rise as much as those of Treasuries. As a result, for the past several months, municipal bond yields have been extremely close or equal to Treasury yields, making municipal bonds an exceptional choice for U.S. investors.

* HEALTH-CARE BONDS UNDERPERFORM AMID FEDERAL BUDGET, Y2K CONCERNS

During the semiannual period, performance of health-care bonds lagged behind that of other sectors, although these issues continue to provide respectable returns. Three main factors contributed to the sector's recent difficulties. The first involved the default of bonds issued by the prominent Philadelphia Graduate Hospital system last July affecting less than .5% of the portfolio. As the hospital reorganizes, the gap between yields of lower-rated versus higher-rated health-care securities should create some attractive income and appreciation opportunities. However, the event also influenced investor's perceptions of the health care sector, leading to a more cautious outlook.

The Federal Balanced Budget Act of 1997 added more uncertainty to the health-care bond picture. This law throws into question the amount of reimbursement hospitals can expect from various government programs in the future. These programs, including Medicaid and Medicare, provide a large part of hospital revenues. In anticipation of lower reimbursements, many hospitals have undertaken another wave of cost-cutting, which investors perceive as putting pressure on hospital margins.

Another factor contributing to underperformance in this sector is the uncertainty created by the looming year 2000 (Y2K) problem. Investors are concerned that major computer systems such as those administered by Medicare and Medicaid may not be prepared to deal with the software problems that will occur at the turn of the next year and a slowdown in payments could result. If this occurs, some hospitals may have difficulty meeting their expenses.

* STRATEGY STAYS FOCUSED ON INCOME OPPORTUNITIES, CREDIT SELECTION

Periods of underperformance often create opportunities for investors with the capacity to evaluate the market properly. For shareholders of this fund, the past six months were no exception. Many of the best-managed hospitals anticipated the various problems now confronting the health-care industry and have already taken steps to mitigate their effects. Indeed, it is these well-managed hospitals that form the backbone of your fund's portfolio. In addition, Putnam's credit analysts and bond traders continue to use their in-depth expertise and extensive data bank of health-care information to unearth numerous "story" bonds -- bonds with attractive fundamentals priced inexpensively because the sellers have been frightened by stories of problems plaguing the market.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Cochise County (Arizona) Industrial Development
Revenue bonds

San Francisco City and County Community International Airport
Revenue bonds

Bexar County (Texas) Health Facilities Development Corp.
Revenue bonds

Orange County (Florida) Health Facilities Authority
Inverse floating rate bonds

New Jersey Health Care Facilities Financing Authority
(Kimball Medical Center)
Revenue bonds

Dickinson County (Michigan)
Hospital revenue bonds

Kansas City, Missouri, Industrial Development Authority
Health facilities revenue bonds

Michigan State Hospital Finance Authority (Garden City Hospital)
Revenue bonds

City of Corona (California)
Certificate of participation

Valley Health System (California)
Certificate of participation


Footnote reads:
These holdings represent 26.4% of the fund's net assets as of 11/30/98. Portfolio holdings will vary over time.


Overall your fund remains focused on income generation, pursuing a conservative strategy that relies on relative value trading and credit research to generate the best possible risk-adjusted returns. In keeping with this prudent approach, Blake continued to keep the fund's duration neutral to slightly short over the period. Duration, which is measured in years, expresses a fund's sensitivity to changes in interest rates. The shorter the duration, the less sensitive a fund is to interest-rate movements. Conversely the longer a fund's duration, the more it is affected by interest-rate changes.

With health-care bonds and municipal bonds in general now trading at extremely attractive levels, this asset class has become more appealing than ever to U.S. investors. In the coming months, Blake will continue to utilize Putnam's research staff to help identify appropriate buying opportunities. He will remain focused on income while taking care to follow the dictates of prudent credit selection.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 3.9%

Baa/BBB -- 26.1%

Ba/BB -- 18.5%

B -- 5.7%

Other -- 0.4%

VMIG1 -- 1.1%

Aaa/AAA -- 42.1%

Aa/AA -- 2.2%

Footnote reads:
*As a percentage of market value as of 11/30/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions and Standard & Poor's(R) descriptions; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 20, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/98, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with the preservation of capital through a portfolio of securities in the health-care sector.


TOTAL RETURN FOR PERIODS ENDED 11/30/98

                                               Lehman Bros.
                                     Market  Municipal Bond  Consumer
                             NAV     price       Index      Price Index
------------------------------------------------------------------------------
6 months                     1.94%   10.13%       3.84%        0.74%
------------------------------------------------------------------------------
1 year                       6.00    13.40        7.77         1.55
------------------------------------------------------------------------------
5 years                     40.36    49.18       37.81        12.48
Annual average               7.02     8.33        6.63         2.38
------------------------------------------------------------------------------
Life of fund
(since 6/29/92)             68.53    62.76       58.41        16.98
Annual average               8.47     7.88        7.43         2.47
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/98

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                   6
------------------------------------------------------------------------------
Income                                $0.45
------------------------------------------------------------------------------
Capital gains1                          --
------------------------------------------------------------------------------
  Total                               $0.45
------------------------------------------------------------------------------
Share value (common shares)       NAV        Market price
------------------------------------------------------------------------------
5/31/98                          $15.02         $14.50
------------------------------------------------------------------------------
11/30/98                          14.86          15.50
------------------------------------------------------------------------------
Current return (common shares)
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2             6.06%          5.81%
------------------------------------------------------------------------------
Taxable equivalent3               10.03           9.62
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 12/31/98
(most recent calendar quarter)

                                                             Market
                                               NAV           price
-----------------------------------------------------------------------
6 months                                       2.20%         7.19%
-----------------------------------------------------------------------
1 year                                         5.35         11.90
-----------------------------------------------------------------------
5 years                                       39.21         50.22
Annual average                                 6.84          8.48
-----------------------------------------------------------------------
Life of fund (6/29/92)                        69.68         64.01
Annual average                                 8.46          7.90
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
November 30, 1998 (Unaudited)

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FNMA Coll.      -- Federal National Mortgage Association Collateralized
FSA             -- Financial Security Assurance
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE
Alaska (1.1%)
--------------------------------------------------------------------------------------------------------------------------
        $ 2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          AA          $    2,205,000

Arizona (4.5%)
--------------------------------------------------------------------------------------------------------------------------
          6,380,000  Cochise Cnty., Indl. Dev. Rev. Bonds (Sierra Vista
                       Cmnty. Hosp.), Ser. B, 8 1/2s, 12/1/21                                   BBB-/P           7,217,375
          1,875,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa
                       Grande Regl. Med. Ctr.), Ser. A, 8 1/8s, 12/1/22                         B/P              2,008,590
                                                                                                            --------------
                                                                                                                 9,225,965

California (15.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                       (Cap. Appn. Sub. Pub. Impt.), Ser C
         17,000,000    FSA, zero %, 9/1/30                                                      Aaa              3,400,000
         17,000,000    FSA, zero %, 9/1/29                                                      Aaa              3,570,000
          1,835,000  CA Hlth. Fac. Fin. Auth. Rev. Bonds
                       (Merritt Peralta Hosp.), Ser. A, 7 1/2s, 5/1/09                          Baa3             1,905,409
          4,000,000  Corona, COP (Hosp. Syst. Inc.), Ser. C,
                       8 3/8s, 7/1/11                                                           B-/P             4,535,000
         17,105,000  Riverside Cnty., Asset Leasing Corp. Leasehold
                       Rev. Bonds (Riverside Cnty. Hosp.), MBIA,
                       zero %, 6/1/25                                                           AAA              4,468,681
          3,000,000  San Bernardino Cnty., IF COP (PA-100-Med.
                       Ctr. Fin.), MBIA, 9.6959s, 8/1/28
                       (acquired 6/27/95, cost $3,237,720) (RES) (SEG)                          Aaa/P            4,027,500
          4,750,000  San Francisco, City & Cnty. Cmnty. Intl. Arpts.
                       Rev. Bonds, FGIC, 8.043s, 5/1/25
                       (acquired 1/3/96, cost $5,354,105) (RES)                                 AAA              6,002,813
          4,145,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                    BB+/P            4,476,600
                                                                                                            --------------
                                                                                                                32,386,003

Colorado (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Denver, Hlth. & Hosp. Rev. Bonds, Ser. A,
                       5 3/8s, 12/1/28                                                          Baa2             1,496,250

Connecticut (3.7%)
--------------------------------------------------------------------------------------------------------------------------
                     CT State Dev. Auth. 1st Mtge. Rev. Bonds
                       (Inter-Church Residences Inc.)
          3,500,000    9 5/8s, 4/1/21                                                           Aaa              4,077,500
          1,200,000    9 1/2s, 5/1/13                                                           Aaa              1,395,000
          2,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22                         BB-/P            2,235,000
                                                                                                            --------------
                                                                                                                 7,707,500

Florida (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,850,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C, MBIA,
                       9.04s, 10/29/21                                                          Aaa              5,771,500

Georgia (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Forsyth Cnty., Hosp. Auth. Rev. Bonds
                       (Babtist Hlthcare Sys), 6 1/4s, 10/1/18                                  B/P                987,500
          2,000,000  GA Muni. Elec. Auth. Pwr. Rev. Bonds, Ser. Y,
                       AMBAC, 6.4s, 1/1/13                                                      AAA              2,355,000
                                                                                                            --------------
                                                                                                                 3,342,500

Illinois (1.8%)
--------------------------------------------------------------------------------------------------------------------------
                     IL Dev. Fin. Auth. Rev. Bonds
                       (Cmnty. Rehab. Providers Fac.)
          2,190,000    8 3/4s, 7/1/11                                                           BB/P             2,395,313
          1,125,000    Prerefunded, 8 3/4s, 7/1/11                                              AAA/P            1,265,625
                                                                                                            --------------
                                                                                                                 3,660,938

Kentucky (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst.),
                       MBIA, 9.242s, 10/1/14                                                    AAA              2,407,500

Maryland (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,780,000  Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                       8 3/8s, 6/1/22                                                           BB-/P            2,981,550

Massachusetts (15.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  MA Hsg. Fin. Agcy. Rev. Bonds (Residential Dev.),
                       Ser. E, FNMA Coll., 6 1/4s, 11/15/12                                     Aaa              3,240,000
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,225,000    (St. Joseph's Hosp.), Ser. C, 9 1/2s, 10/1/20                            Aaa/P            2,365,932
          3,300,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                       8 3/8s, 7/1/15                                                           Baa3             3,609,375
          2,500,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                                      Ba2              2,554,750
          3,940,000    (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s,
                       8/15/24                                                                  BB/P             4,442,350
          3,360,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             3,725,400
          2,000,000    (Charlton Memorial Hosp.), Ser. B, 7 1/4s, 7/1/07                        A2               2,212,500
          2,715,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                          AAA/P            3,122,250
          3,500,000    (Sisters Providence Hlth. Syst), Ser. A,
                       6 5/8s, 11/15/22                                                         Aaa              4,003,125
                     MA State Indl. Fin. Agcy. Rev. Bonds
            925,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                                   BB-/P              968,105
          2,090,000    (Morton Hosp. & Med. Ctr.), Ser. A,
                       8 3/4s, 7/1/11                                                           Aaa              2,184,405
                                                                                                            --------------
                                                                                                                32,428,192

Michigan (9.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Dickinson Cnty., Hosp. Rev. Bonds
                       (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                                  BBB-             5,191,875
                     MI State Hosp. Fin. Auth. Rev. Bonds
          4,130,000    (Garden City Hosp.), 8 1/2s, 9/1/17                                      BB               4,723,688
          1,750,000    (Sinai Hosp.), 6.7s, 1/1/26                                              A3               1,953,438
          3,000,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              3,270,000
          1,500,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                            Baa3             1,539,375
          3,000,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth. Care, Inc.), 8 3/8s, 7/1/23                            B-/P             2,850,000
                                                                                                            --------------
                                                                                                                19,528,376

Minnesota (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,300,000  Rochester, Hlth. Fac. Rev. Bonds
                       (Olmsted Med. Group), 7 1/2s, 7/1/19                                     BB+/P            1,525,875

Missouri (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,700,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                       (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                                    BB+/P            4,920,289
          1,700,000  MO State Hlth. & Edl. Fac. Auth. Hlth. Fac. Rev. Bonds
                       (Jefferson Memorial Hosp.), 6.8s, 5/15/25                                Baa2             1,859,375
                                                                                                            --------------
                                                                                                                 6,779,664

New Hampshire (1.5%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          1,910,000    (Alice Peck Day Memorial Hosp.), 9 3/8s, 11/1/20                         BB+/P            2,093,838
          1,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                              BB/P               995,000
                                                                                                            --------------
                                                                                                                 3,088,838

New Jersey (5.1%)
--------------------------------------------------------------------------------------------------------------------------
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,600,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              3,933,000
          5,000,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                  Baa3             5,443,750
          1,000,000    (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                                 Ba2              1,043,750
                                                                                                            --------------
                                                                                                                10,420,500

New York (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,400,000  NY City, Hlth. & Hosp. Corp. VRDN (Hlth. Syst.),
                       Ser. D, 2.65s, 2/15/26                                                   VMIG1            1,400,000
            800,000  NY State Hsg. Fin. Agcy. VRDN (Special Surgery
                       Hosp. Staff), Ser. A, 3.1s, 11/1/10                                      VMIG1              800,000
                                                                                                            --------------
                                                                                                                 2,200,000

Ohio (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,940,499  Holland, Indl. Dev. Mtge. Rev. Bonds (Spring Meadow
                       Extended Care), FHA Insd., 11s, 4/15/13                                  A-/P             2,046,392

Pennsylvania (10.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,210,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (UPMC Health), Ser. B, MBIA, 6s, 7/1/24                                  AAA              2,547,025
          2,770,000  College Township, Indl. Dev. Auth. 1st Mtge.
                       Hlth. Fac. Rev. Bonds (Nittany Valley
                       Rehab. Hosp.), 7 5/8s, 11/1/07                                           BBB-/P           3,098,938
          2,000,000  Langhorne Manor Boro Higher Ed. Hlth. Auth.
                       Rev. Bonds (Lower-Bucks Hosp.), 7.35s, 7/1/22                            Ba3              2,117,500
          1,800,000  Lebanon Cnty., Good Samaritan Hosp. Auth.
                       Rev. Bonds, Ser. B, 8 1/4s, 11/1/18                                      BBB+             1,916,730
          4,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                       Rev. Bonds (UTD Hosp.), Ser. B, 8 3/8s, 11/1/11                          AAA              4,265,720
          1,285,000  PA State Higher Ed. Assistance Agcy. Student Loan,
                       Ser. A&B, 7 1/4s, 7/1/18 (In default) (NON)                              CCC                514,000
          1,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                       Rev. Bonds (Graduate Hlth. Syst.), Ser. B,
                       6 1/4s, 7/1/13 (In default) (NON)                                        CCC                400,000
          2,950,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                       IFB, FGIC, 6.702s, 3/6/12                                                Aaa              3,163,875
          2,275,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                       Rev. Bonds (Rehabilitation Hosp. of York),
                       7 1/2s, 9/1/07                                                           BBB-/P           2,491,125
                                                                                                            --------------
                                                                                                                20,514,913

South Carolina (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                       Hosp.-Franciscan Sisters), 7s, 7/1/15                                    Baa1             3,266,250

Tennessee (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,700,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 8.57s, 1/1/22                              Aaa              1,991,125

Texas (9.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,650,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                       Baptist Hosp.), FSA, 9.190s, 1/3/22                                      Aaa              4,375,438
          5,000,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Lukes Lutheran Hosp.), 7.9s, 5/1/11                                 AAA/P            5,800,000
            990,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Nancy Travis Memorial Hosp.), 10s, 5/15/13                              B/P              1,197,900
          3,700,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Mem. Hlth. Syst. of East TX), 5.7s, 2/15/28                             BBB              3,741,625
          1,520,000  Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev.
                       Bonds (Woodlands Med. Ctr.), 8.85s, 8/15/14                              A-/P             1,599,040
                     North Central Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Hosp.), Ser. B
          1,810,000    7.86s, 5/15/08                                                           Aa2              1,991,000
            190,000    Prerefunded, 7.86s, 5/15/08                                              AA                 211,375
                                                                                                            --------------
                                                                                                                18,916,378

Utah (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Salt Lake City, Hosp. IFB (IHC Hosps. Inc.), 9.363s,
                       5/15/20 (acquired 6/6/97, cost $1,171,200) (RES)                         Aaa              1,162,500

Vermont (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,870,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                       (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                                 BBB              1,963,500

Virginia (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                       Ser. C, 9.992s, 8/29/23                                                  Aaa              1,201,250

Washington (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,125,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                       (Samaritan Hosp.), 9 1/4s, 9/1/10                                        BBB/P            2,348,125

West Virginia (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,950,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                       Ser. A, 7.65s, 11/1/21                                                   Baa1             2,184,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $190,305,106) (b)                                              $  202,750,584
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $205,151,907.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $190,305,106, resulting in gross unrealized appreciation and depreciation of $15,989,979 and $3,544,501, respectively, or net unrealized appreciation of $12,445,478.

(NON) Non-income producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1998 was $11,192,813 or 5.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1998.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1998.

---------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1998 (Unaudited)
                                       Aggregate Face    Expiration  Unrealized
                         Total Value       Value            Date    Appreciation
---------------------------------------------------------------------------------
Municipal Bond
Index (Long)            $11,635,125     $11,597,660        Dec-98       $37,465
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1998 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $190,305,106) (Note 1)                                            $202,750,584
-----------------------------------------------------------------------------------------------
Cash                                                                                    368,348
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   3,427,109
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                           20,000
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          46,633
-----------------------------------------------------------------------------------------------
Total assets                                                                        206,612,674

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,035,431
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            363,108
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               20,558
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            10,624
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,066
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   29,980
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,460,767
-----------------------------------------------------------------------------------------------
Net assets                                                                         $205,151,907

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                           $191,839,876
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            863,034
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                   (33,946)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           12,482,943
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $205,151,907

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value per share ($205,151,907 divided by 13,807,168 shares)                    $14.86
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1998 (Unaudited)
Tax exempt interest income:                                                          $6,978,698
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        739,353
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          124,525
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         5,499
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,173
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  15,805
-----------------------------------------------------------------------------------------------
Auditing                                                                                 14,975
-----------------------------------------------------------------------------------------------
Postage                                                                                  18,496
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    16,214
-----------------------------------------------------------------------------------------------
Other                                                                                    11,120
-----------------------------------------------------------------------------------------------
Total expenses                                                                          949,160
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (12,514)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            936,646
-----------------------------------------------------------------------------------------------
Net investment income                                                                 6,042,052
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (297,277)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         235,070
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                                  (1,945,826)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (2,008,033)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $4,034,019
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  6,042,052    $ 12,590,268
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 (62,207)      2,191,016
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (1,945,826)      4,650,333
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  4,034,019      19,431,617
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
    From net investment income                                                       (6,212,779)    (12,535,530)
---------------------------------------------------------------------------------------------------------------
    From net realized gain on investments                                                    --        (552,287)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              (2,178,760)      6,343,800

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 207,330,667     200,986,867
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed
net investment income of $863,034 and
$1,033,761, respectively)                                                          $205,151,907    $207,330,667
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                                    13,807,168      13,807,168
---------------------------------------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                  ended
Per-share                       November 30
operating performance           (Unaudited)                                     Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $15.02           $14.56           $14.11           $14.13           $14.29           $14.73
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .44              .91              .93              .94              .96              .98
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.15)             .50              .42             (.03)             .03             (.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .29             1.41             1.35              .91              .99              .76
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.45)            (.91)            (.90)            (.93)           (1.01)           (1.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             (.04)              --               --             (.14)            (.19)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.45)            (.95)            (.90)            (.93)           (1.15)           (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $14.86           $15.02           $14.56           $14.11           $14.13           $14.29
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                    $15.500          $14.500          $14.125          $13.500          $13.375          $14.375
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)             10.13*            9.47            11.68             8.74             1.20             6.46
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $205,152         $207,331         $200,987         $194,755         $195,079         $197,326
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .46*             .89              .90              .92              .90              .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.92*            6.11             6.45             6.62             6.85             6.58
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              3.03*           16.25             7.92            44.68            39.44            36.92
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
November 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined following procedures approved by the Trustees and such valuations and procedures as reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1998, fund expenses were reduced by $12,514 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $470 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Notes 3
Purchase and sales of securities

During the six months ended November 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $8,184,936 and $6,123,266, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice President
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


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